UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                 August 16, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                 22-3802649
         Bermuda                      001-31305                (IRS Employer
(State of Incorporation)       (Commission File Number)      Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:

          None.

(b)  Pro Forma Financial Statements:

          None.

(c)  Exhibits.

          The following exhibits are furnished as part of this report to the extent described in Item 9.


Exhibit No.   Description

99.1 Certification of Raymond J. Milchovich, Chairman of the Board, President and Chief Executive Officer of Foster Wheeler Ltd., filed with the Securities and Exchange Commission on August 16, 2002 pursuant to Order No. 4-460.

99.2 Certification of Joseph T. Doyle, Senior Vice President, Chief Financial Officer of Foster Wheeler Ltd., filed with the Securities and Exchange Commission on August 16, 2002 pursuant to Order No. 4-460.

99.3      Press Release dated August 16, 2002.

99.4      Press Release dated August 16, 2002.


Item 9. REGULATION FD DISCLOSURE

          On August 16, 2002, both Raymond J. Milchovich, Chairman of the Board, President and Chief Executive Officer of Foster Wheeler Ltd. (the "Company"), and Joseph T. Doyle, Senior Vice President and Chief Financial Officer of the Company, filed certifications with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Order No. 4-460 (the "Order"). Both certifications conformed exactly to the form prescribed by the Commission in Exhibit A to the Order, without qualification or modification. Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.

          On August 16, 2002, the Company issued a press release and announced that it had successfully entered into a new credit facility, entered into a receivables sale agreement, and replaced its previous lease financing facility associated with its Clinton, New Jersey,


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headquarters  complex. The press release,  which is attached as Exhibit 99.3, is not filed but is furnished pursuant to Regulation FD.

          On August 16, 2002, the Company issued a press release and announced that it revised its earnings for three and six months ended June 28, 2002 for the impact of goodwill accounting. The press release, which is attached as
Exhibit 99.4, is not filed but is furnished pursuant to Regulation FD.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FOSTER WHEELER LTD.


DATE:  August 16, 2002               By:   /s/Joseph T. Doyle
                                          -------------------------------------
                                           Name:    Joseph T. Doyle
                                           Title:   Senior Vice President and
                                                    Chief Financial Officer

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